1
Exhibit 31.2
CERTIFICATION
OF PRINCIPAL
FINANCIAL OFFICER
PURSUANT TO RULES 13A-14(A) AND 15D-14(A)
UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED
I, Dan L. Smith, certify that:
1.
I
have
reviewed
Amendment
No.
1
to
annual
report
on
Form
10-K
of
Lesaka
Technologies,
Inc.
(“Lesaka”)
for
the
year
ended June 30, 2025;
2.
Based on
my knowledge,
this report
does not
contain any
untrue statement
of a
material fact
or omit
to state
a material
fact
necessary
to
make
the
statements
made,
in
light
of
the
circumstances
under
which
such
statements
were
made,
not
misleading
with respect to the period covered by this report;
Date: February 4, 2026
/s/ Dan L. Smith
Dan L. Smith
Group Chief Financial Officer